                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported):  July 30, 1999


                       JONES CABLE INCOME FUND 1-C, LTD.
                       ---------------------------------
             (Exact name of registrant as specified in its charter)



     Colorado                      0-15714                     84-1010419
     --------                      -------                     ----------
(State of Organization)      (Commission File No.)            (IRS Employer
                                                            Identification No.)





c/o Comcast Corporation, 1500 Market Street
-------------------------------------------                 (215) 665-1700
Philadelphia, Pennsylvania 19102-2148                       --------------
-------------------------------------                       (Registrant's
(Address of principal executive office and Zip Code)         telephone no.
                                                          including area code)

Item 2.    Acquisition or Disposition of Assets
           ------------------------------------

     On July 30, 1999, the Jones Cable Income Fund 1-B/C Venture (the "Venture"), in which Jones Cable Income Fund 1-C, Ltd. (the "Partnership") owns a 60 percent interest and in which Jones Cable Income Fund 1-B, Ltd. ("Fund 1-B") owns a 40 percent interest, sold the Myrtle Creek System to an unaffiliated party for a sales price of $10,000,000, subject to customary closing
adjustments.    This sale was approved by the holders of a majority of the limited partnership interests in a vote conducted in June and July 1999. From the sale proceeds, the Venture paid a $250,000 brokerage fee to The Intercable Group, Ltd. ("The Intercable Group"), a subsidiary of Jones Intercable, Inc., representing 2.5 percent of the sales price, for acting as a broker in the transaction, repaid the then outstanding balance of the Venture's credit facility of $2,400,000, and deposited $500,000 into an interest-bearing indemnity escrow account. The Venture will settle working capital adjustments and, based upon financial information as of June 30, 1999, the remaining net sale proceeds of approximately $6,500,000 will be distributed 60 percent to the Partnership and 40 percent to Fund 1-B. The Partnership will receive approximately $3,915,000 and Fund 1-B will receive approximately $2,585,000 of such distribution. The Partnership, in turn, will create a reserve to cover the administrative expenses of the Partnership and then it will distribute the balance to the limited partners of the Partnership. This distribution is expected to be made in the third quarter of 1999. Because this distribution to the limited partners of the Partnership together with all prior distributions will not return the amount initially contributed by the limited partners to the Partnership plus the limited partners' liquidation preference provided by the Partnership's limited partnership agreement, the General Partner of the Partnership will not receive a general partner distribution from the Myrtle Creek System's sale proceeds.

     For a period of one year following the closing date, $500,000 of the sale proceeds will remain in escrow as security for the Venture's agreement to indemnify the purchaser under the asset purchase agreement. The Venture's primary exposure, if any, will relate to the representations and warranties made about the Myrtle Creek System in the asset purchase agreement. Any amounts remaining from this indemnity escrow account and not claimed by the buyer at the end of the one-year escrow period plus interest earned on the escrowed funds will be returned to the Venture. From this amount, the Venture will pay its remaining liabilities and the Venture will then distribute the balance, if any, to its partners. From its share of this distribution, the Partnership will retain funds necessary to cover the administrative expenses of the Partnership and it will distribute the balance, if any, to the limited partners.

     Although the sale of the Myrtle Creek System represented the sale of the only remaining operating asset of the Venture, and the Partnership's interest in the Venture represents its only asset, the Venture and the Partnership will not be dissolved until all proceeds from escrow have been distributed.

Item 7.  Financial Statements and Exhibits.
         ---------------------------------

(a)   Financial statements of businesses acquired.

      Not applicable

(b)   Pro forma financial information.

      A description of the pro forma financial information of Jones Cable Income Fund 1-C, Ltd. reflecting the sale of the Myrtle Creek System is attached.

(c)   Exhibits.

      Asset Purchase Agreement by and between Falcon Community Ventures I Limited Partnership and Jones Cable Income Fund 1-B/C Venture dated as of September 9, 1998 is incorporated by reference from the Partnership's Form 8-K Current Report dated September 9, 1998 to which it was attached as an exhibit.

                                    SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned hereunto duly authorized.

                                       JONES CABLE INCOME FUND 1-C, LTD.,
                                       a Colorado limited partnership


                                       By:  Jones Intercable, Inc.,
                                            its general partner


Dated:  August 16, 1999                By: /s/ Arthur R. Block
                                          --------------------------------
                                           Arthur R. Block
                                           Vice President



(42479)

            UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION
                     OF JONES CABLE INCOME FUND 1-C, LTD.



     The following unaudited pro forma consolidated balance sheet assumes that as of June 30, 1999, Jones Cable Income Fund 1-B/C Venture (the "Venture") had sold the cable television system serving subscribers in and around Myrtle Creek, Oregon (the "Myrtle Creek System") for $10,000,000. From the sale proceeds, the Venture paid a $250,000 brokerage fee to The Intercable Group, Ltd. ("The Intercable Group"), a subsidiary of Jones Intercable, Inc. (the "General Partner"), representing 2.5 percent of the sales price, for acting as a broker in the transaction, repaid the outstanding balance on the Venture's credit facility of $2,400,000, and deposited $500,000 into an interest-bearing indemnity escrow account. The Venture will settle working capital adjustments and, based upon financial information as of June 30, 1999, the remaining net sale proceeds of approximately $6,500,000 will be distributed 60 percent to Jones Cable Income Fund 1-C, Ltd. (the "Partnership") and 40 percent to Jones Cable Income Fund 1-B, Ltd. ("Fund 1-B"). The Partnership will receive approximately $3,915,000 and Fund 1-B will receive approximately $2,585,000 of such distribution. The Partnership, in turn, will create a reserve of $300,000 to cover the administrative expenses of the Partnership and then it will distribute the balance to the limited partners of the Partnership. This distribution is expected to be made in the third quarter of 1999. Because this distribution to the limited partners of the Partnership together with all prior distributions will not return the amount initially contributed by the limited partners to the Partnership plus the limited partners' liquidation preference provided by the Partnership's limited partnership agreement, the General Partner of the Partnership will not receive a general partner distribution from the Myrtle Creek System's sale proceeds.

     The unaudited pro forma consolidated financial information should be read in conjunction with the appropriate notes to the unaudited pro forma consolidated financial information.

     ALL OF THE FOLLOWING UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION IS BASED UPON AMOUNTS AS OF JUNE 30, 1999 AND CERTAIN ESTIMATES OF LIABILITIES AT CLOSING. FINAL RESULTS MAY DIFFER FROM SUCH INFORMATION.

                       JONES CABLE INCOME FUND 1-C, LTD.

                UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                                 June 30, 1999

                                                                           Pro Forma         Pro Forma
                                                       As Reported        Adjustments         Balance
                                                      -------------       ------------       ---------

ASSETS
Cash and Cash Equivalents                             $     117,712   $     6,618,103    $   6,735,815
Proceeds from Sale in Escrow                                      -           500,000          500,000
Trade Receivables, net                                        8,460            (8,460)               -
Investment in Cable Television Properties:
  Property, plant and equipment, net                      2,327,359        (2,327,359)               -
  Franchise costs and other intangibles, net                693,013          (693,013)               -
                                                          ---------       -----------        ---------

     Total investment in cable
              television properties                       3,020,372        (3,020,372)               -
Deposits, Prepaid Expenses and Deferred Charges              95,253           (95,253)               -
                                                          ---------       -----------        ---------

Total Assets                                          $   3,241,797   $     3,994,018    $   7,235,815
                                                          =========       ===========        =========

LIABILITIES AND PARTNERS' CAPITAL
Liabilities:
  Debt                                                $   2,410,376   $    (2,410,376)   $           -
  Trade accounts payable and accrued liabilities            289,390          (289,390)               -
  Subscriber prepayments                                     35,844           (35,844)               -
  Distribution payable to joint venture partner                   -         2,585,000        2,585,000
  Accrued distribution to limited partners                        -         3,615,000        3,615,000
                                                          ---------       -----------        ---------

     Total Liabilities                                    2,735,610         3,464,390        6,200,000
                                                          ---------       -----------        ---------

Minority Interest in Joint Venture                          242,891            49,738          292,629
                                                          ---------       -----------        ---------

Partners' Capital:
  General Partner                                             2,408            (2,408)               -
  Limited Partners                                          260,888           482,298          743,186
                                                          ---------       -----------        ---------

     Total Partners' Capital                                263,296           479,890          743,186
                                                          ---------       -----------        ---------
  Total Liabilities and Partners' Capital             $   3,241,797   $     3,994,018    $   7,235,815
                                                          =========       ===========        =========


The accompanying notes to unaudited pro forma consolidated financial statements are an integral part of this unaudited pro
                       forma consolidated balance sheet.

                       JONES CABLE INCOME FUND 1-C, LTD.

            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                     For the Six Months Ended June 30, 1999


                                                                           Pro Forma         Pro Forma
                                                      As Reported         Adjustments         Balance
                                                     --------------       ------------       ---------

REVENUES                                             $   1,195,013    $    (1,195,013)   $           -

COSTS AND EXPENSES:
    Operating expenses                                     725,418           (725,418)               -
    Management fees and allocated overhead from
        the General Partner                                128,483           (128,483)               -
    Depreciation and amortization                          397,044           (397,044)               -
                                                         ---------        -----------        ---------

OPERATING LOSS                                             (55,932)            55,932                -
                                                         ---------        -----------        ---------

OTHER INCOME (EXPENSE):
    Interest expense                                       (80,766)            80,766                -
    Other, net                                             536,532           (536,532)               -
                                                         ---------        -----------        ---------

         Total other income (expense), net                 455,766           (455,766)               -
                                                         ---------        -----------        ---------

CONSOLIDATED INCOME                                        399,834           (399,834)               -

MINORITY INTEREST IN
  CONSOLIDATED INCOME                                     (159,012)           159,012                -
                                                         ---------        -----------        ---------

NET INCOME                                           $     240,822    $      (240,822)   $           -
                                                         =========        ===========        =========

NET INCOME PER LIMITED
   PARTNERSHIP INTEREST                              $        2.80                       $           -
                                                         =========                           =========



The accompanying notes to unaudited pro forma consolidated financial statements are an integral part of this unaudited pro forma consolidated statement.

                       JONES CABLE INCOME FUND 1-C, LTD.

           UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                     For the Year Ended December 31, 1998

                                                                             Pro Forma         Pro Forma
                                                       As Reported          Adjustments         Balance
                                                     ----------------       ------------       ---------

REVENUES                                             $     8,558,726    $    (8,558,726)   $           -

COSTS AND EXPENSES:
    Operating expenses                                     5,317,589         (5,317,589)               -
    Management fees and allocated overhead from
        the General Partner                                  971,825           (971,825)               -
    Depreciation and amortization                          2,947,988         (2,947,988)               -
                                                         -----------        -----------        ---------

OPERATING LOSS                                              (678,676)           678,676                -
                                                         -----------        -----------        ---------

OTHER INCOME (EXPENSE):
    Interest expense                                        (731,711)           731,711                -
    Gain on sales of cable television systems             35,830,323        (35,830,323)
    Other, net                                               (78,098)            78,098                -
                                                         -----------        -----------        ---------

         Total other income (expense), net                35,020,514        (35,020,514)               -
                                                         -----------        -----------        ---------

CONSOLIDATED INCOME                                       34,341,838        (34,341,838)               -

MINORITY INTEREST IN
  CONSOLIDATED INCOME                                    (13,657,749)        13,657,749                -
                                                         -----------        -----------        ---------

NET INCOME                                           $    20,684,089    $   (20,684,089)   $           -
                                                         ===========        ===========        =========

NET INCOME PER LIMITED
   PARTNERSHIP INTEREST                              $        243.10                       $           -
                                                         ===========                           =========




The accompanying notes to unaudited pro forma consolidated financial statements are an integral part of this unaudited pro forma consolidated statement.

                       JONES CABLE INCOME FUND 1-C, LTD.

        NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

     1) The following calculations present the sale of the Myrtle Creek System and the resulting estimated proceeds expected to be received by the Partnership.

     2) The unaudited pro forma consolidated balance sheet assumes that the Partnership had sold the Myrtle Creek System as of June 30, 1999. The unaudited pro forma consolidated statements of operations of the Partnership assumes that the Partnership had sold the Myrtle Creek System, the Clear Lake System, the Southwestern Michigan System and the South Sioux City System as of January 1, 1998.

     3) From the $10,000,000 sale proceeds, the Venture paid a $250,000 brokerage fee to The Intercable Group, representing 2.5 percent of the sales price, for acting as a broker in the transaction, repaid the outstanding balance on the Venture's credit facility of $2,400,000, and deposited $500,000 into an interest-bearing indemnity escrow account. The Venture will settle working capital adjustments and, based upon financial information as of June 30, 1999, the remaining net sale proceeds of approximately $6,500,000 will be distributed 60 percent to the Partnership and 40 percent to Fund 1-B. The Partnership will receive approximately $3,915,000 and Fund 1-B will receive approximately $2,585,000 of such distribution. The Partnership, in turn, will create a reserve of $300,000 to cover the administrative expenses of the Partnership and then it will distribute the balance to the limited partners of the Partnership. This distribution is expected to be made in the third quarter of 1999. Because this distribution to the limited partners of the Partnership together with all prior distributions will not return the amount initially contributed by the limited partners to the Partnership plus the limited partners' liquidation preference provided by the Partnership's limited partnership agreement, the General Partner of the Partnership will not receive a general partner distribution from the Myrtle Creek System's sale proceeds.

     4) The estimated gain recognized from the sale of the Myrtle Creek System and corresponding estimated distribution to Venture partners as of June 30, 1999 has been computed as follows:


Gain on Sale of Assets:

Contract sales price                                                       $  10,000,000
Less:  Net book value of investment in cable television properties
        at June 30, 1999                                                      (3,020,372)
       Brokerage Fee to The Intercable Group                                    (250,000)
                                                                              ----------

Gain on sale of assets                                                     $   6,729,628
                                                                              ==========

Distributions to Venture Partners:
Contract sales price                                                       $  10,000,000
Working capital adjustment:
Add:   Trade receivable, net                                                       8,460
       Prepaid expenses                                                           95,253
Less:  Accrued liabilities                                                      (289,390)
       Subscriber prepayments                                                    (35,844)
                                                                              ----------

Adjusted cash received                                                         9,778,479
Add:   Cash on hand                                                              117,712
Less:  Outstanding debt to third parties                                      (2,410,376)
       Brokerage fee                                                            (250,000)
                                                                              ----------

       Cash available from sale proceeds                                       7,235,815
                                                                              ----------

       Portion of sale proceeds to be held in indemnity escrow                  (500,000)


       Estimated reserve for on-going Venture costs                             (235,815)
                                                                              ----------

Cash available for distribution by the Venture                             $   6,500,000
                                                                              ==========

Cash available for distribution by the Partnership                         $   3,915,000
                                                                              ==========

Cash available for distribution by Fund 1-B                                $   2,585,000
                                                                              ==========


     5) The estimated distribution to the Partnership's limited partners as of June 30, 1999 has been computed as follows:

     Cash Distribution from Venture:                                       $   3,915,000
     Less:  Reserve for Administrative Costs                                    (300,000)
                                                                               ---------

                                                                           $   3,615,000
                                                                               =========